SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 1, 2010
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

	Delaware	1-16725	42-1520346
(State or other jurisdiction (Commission file number) (I.R.S. Employer
	of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers

(d) On November 1, 2010, the Board of Directors of Principal Financial Group, Inc. (the
“Company”) elected Dennis H. Ferro as a new director of the Company and of Principal Life
Insurance Company, effective immediately. There is no arrangement or understanding between
Mr. Ferro and any other person pursuant to which Mr. Ferro was selected as a director. Mr.
Ferro has no material interest in any prior, existing or proposed transaction or series of transactions with the Company or its management. Effective with his election, Mr. Ferro is a member of the Finance and Strategic Issues Committees of the Board of Directors. A press release announcing Mr. Ferro’s election is included herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

99 Press Release Concerning Election of Dennis H. Ferro, dated November 3, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ Joyce N. Hoffman
Name: Joyce N. Hoffman
Title: Senior Vice President and
Corporate Secretary

Date: November 3, 2010

Exhibit 99
Release:	November 3, 2010
Contact:	Susan Houser, 515.248.2268, houser.susan@principal.com

The Principal Financial Group Names Dennis Ferro to Board of Directors

(Des Moines, Iowa) – The Principal Financial Group® (NYSE: PFG) today announced Dennis H. Ferro joined the company’s Board of Directors effective Nov. 1, 2010.
Ferro served as president and chief executive officer of Evergreen Investment Management
Company from 2003 to 2008, and chief investment officer from 1999 to 2003. Prior to Evergreen, he served in senior executive roles at several leading financial services companies including Zurich Investment
Management, CIGNA Corporation and Bankers Trust Company (of Japan, Florida and New York).
Ferro serves on the Board of Directors of NYMAGIC, Inc., a commercial lines property-casualty insurance holding company, and XStream Systems, Inc., which designs and develops material authentication solutions. He also serves on the Investment Committee of the American Bankers
Association. Ferro is a Chartered Financial Analyst (CFA) and member of the Financial Analyst Society of
North Carolina. He earned a bachelor’s degree from Villanova University in Pennsylvania and an MBA in finance from St. John’s University.
“We are very pleased to have Dennis joining our Board. His significant experience in international markets along with his asset management background will help us as we advance our asset accumulation and asset management businesses,” said Larry Zimpleman, chairman, president and CEO of The Principal®.
Ferro commented, “I have been greatly impressed with the global business model of the Principal
Financial Group and look forward to helping the ongoing development of its dynamic business strategy.”
For more news and insights from The Principal, connect with us on Twitter at:
http://twitter.com/ThePrincipal.
About the Principal Financial Group
The Principal Financial Group Ò (The Principal ®)[1] is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance, and banking through its diverse family of financial services companies.
A member of the Fortune 500, the Principal Financial Group has $305.7 billion in assets under management[2] and serves some 18.9 million customers worldwide from offices in Asia, Australia, Europe,
Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock
Exchange under the ticker symbol PFG. For more information, visit www.principal.com.

###

____________________
[1] "The Principal Financial Group" and “The Principal” are registered service marks of Principal Financial Services, Inc., a member of the
Principal Financial Group.
2 As of Sept. 30, 2010.